EXHIBIT 32.1

Certification of Chief Executive Officer pursuant to

Title 18, United States Code, Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael Urso, Chief Executive Officer of REGI U.S., Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the best of my knowledge:

1. The Annual Report on Form 10-K of REGI U.S., Inc., for the year ended April 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of REGI U.S., Inc.

by:	/s/ “Michael Urso”
Michael Urso
Chief Executive Officer